                       SUPPLEMENT DATED DECEMBER 8, 2004
                                     TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 29, 2004
                          VAN KAMPEN SERIES FUND, INC.
                            ON BEHALF OF ITS SERIES,
                         VAN KAMPEN AMERICAN VALUE FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                    VAN KAMPEN EMERGING MARKETS INCOME FUND
                         VAN KAMPEN EQUITY GROWTH FUND
                          VAN KAMPEN FOCUS EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        VAN KAMPEN GLOBAL FRANCHISE FUND
                      VAN KAMPEN GLOBAL VALUE EQUITY FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND

     The Statement of Additional Information is supplemented as follows:

     The section entitled "DISTRIBUTION AND SERVICE" hereby is amended by replacing the carryover paragraph on pages B-57 and B-58 with the following paragraph:

     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen Funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen Funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different authorized dealers.

     The section entitled "Distribution and Service" hereby is further amended by replacing the next to last paragraph on page B-58 with the following paragraph:

     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and (b) an ongoing annual fee in an amount up to 0.10% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                MS SPT SAI 12/04